Exhibit 32.1


                          REZCONNECT TECHNOLOGIES, INC


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Annual Report of REZCONNECT TECHNOLOGIES, INC (the "Company") on Form 10-KSB for the period ended December 31, 2003 (the "Report"), I, Michael Y. Brent, Chairman of the Board, President and Secretary of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: 5/13/04

/s/ Michael Y. Brent

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[Signature]
Chairman of the Board, President and Secretary